SECURITIES AND EXCHANGE COMMISSION
       Washington, D.C.  20549

       Form 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of The SECURITIES EXCHANGE ACT OF 1934.

       Date of Report:                    February 1, 1994

       Exact name of registrant
       as specified in its charter:       BELL ATLANTIC CORPORATION

       Commission File No.:               1-8606

       State of Incorporation:            Delaware

       IRS Employer Identification No.:   23-2259884

       Address of principal
       executive offices:                 1717 Arch Street
                                          Philadelphia, Pennsylvania
       Zip Code:                          19103

       Registrant's telephone number,
       including area code:               (215) 963-6000

       Former name or former address,
       if changed since last report:      N/A



       Item 5.  Other Events.

                Bell Atlantic Corporation, Tele-Communications, Inc. and Liberty Media Corporation said today that they have resolved the major issues regarding their previously announced merger. The parties expect to sign a definitive merger agreement within the next two weeks.



       SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       BELL ATLANTIC CORPORATION

       By:  /P. Alan Bulliner/
             Vice President, Corporate
             Secretary and Counsel

       Date:  February 1, 1994